UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 11, 2010

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13664 (Commission File Number)	94-3199675 (I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road
Walnut Creek, California  94597
(Address of principal executive offices, including zip code)

(925) 658-7878
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Retirement of Named Executive Officer

On June 11, 2010,  Joanne M. Berkowitz, Executive Vice President and Chief Insurance Operations Officer of The PMI Group, Inc. (the “Company”) notified the Company of her decision to retire on or about July 15, 2010.  The Company and Ms. Berkowitz are planning for the orderly transition of her responsibilities prior to her retirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE PMI GROUP, INC.

Dated:  June 17, 2010                                                                                      By:         /s/ Andrew D. Cameron
                          Andrew D. Cameron
                         Executive Vice President and General Counsel

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